Al Frank Fund
Al Frank Dividend Value Fund
Each a series of Advisors Series Trust

September 2, 2005

Supplement to the Prospectus
and Statement of Additional Information
each dated April 30, 2005

The Al Frank Fund and Al Frank Dividend Value Fund charge a 2.00% redemption fee on the redemption of Fund shares held for less than 60 days. This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. All redemptions fees are returned to the respective Fund. For purposes of applying the fee, shares you have held the longest will be treated as being redeemed first.

Please note that redemption fees will not apply to exchanges between the Al Frank Fund and Al Frank Dividend Value Fund or to shares acquired through the reinvestment of dividends.

Please retain this Supplement with your Prospectus for future reference.